UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

inTEST Corporation
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________

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[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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inTEST CORPORATION
7 Esterbrook Lane
Cherry Hill, New Jersey 08003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 11, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of inTEST Corporation will be held in our offices located at 7 Esterbrook Lane, Cherry Hill, New Jersey, on Wednesday, June 11, 2008, at 11:00 A.M. Eastern Daylight Time, to consider and vote on the following matters described in the accompanying Proxy Statement:

1.

Election of the members of the Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation, retirement or removal;

2.	Such other business as may properly be brought before the meeting or any adjournment thereof.

The Board of Directors has fixed April 16, 2008, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Hugh T. Regan, Jr.
Secretary

April 29, 2008

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please complete, date, sign and mail your proxy card promptly in order that the necessary quorum may be represented at the meeting. If your shares are held in a brokerage account or by another nominee record holder, please be sure to mark your voting choices on the voting instruction card that accompanies this proxy statement. The enclosed envelope requires no postage if mailed in the United States.

inTEST CORPORATION
7 Esterbrook Lane
Cherry Hill, New Jersey 08003

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 11, 2008

This proxy statement and the enclosed proxy card are intended to be sent or given to stockholders of inTEST Corporation on or about May 9, 2008, in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2008 Annual Meeting of Stockholders, to be held on Wednesday, June 11, 2008, at 11:00 A.M. Eastern Daylight Time, in our offices located at 7 Esterbrook Lane, Cherry Hill, New Jersey.

The following questions and answers present important information pertaining to the meeting:
Q:	Who is entitled to vote?
A:	Stockholders of record as of the close of business on April 16, 2008 may vote at the meeting.

Q:	How many shares can vote?
A:	There were 9,527,206 shares issued and outstanding as of the close of business on April 16, 2008. Every stockholder may cast one vote for each share owned.

Q:	What may I vote on?
A:	You may vote on the following items:
the election of six directors who have been nominated to serve on our Board of Directors;
any other business that may properly come before the meeting.

Q:	Will any other business be presented for action by stockholders at the meeting?
A:

Management knows of no business that will be presented at the meeting other than that which is set forth in this proxy statement. If any other matter properly comes before the meeting, the persons named in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

Q:	How does the Board of Directors recommend that I vote in the election of directors?
A:	The Board recommends a vote "FOR" each of the director nominees set forth in this proxy statement.

Q:	How do I vote my shares?
A:

The answer depends on whether you own your inTEST shares directly (that is, you hold stock certificates that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own inTEST shares directly: your proxy is being solicited directly by us, and you can vote by paper, telephone or Internet, or you can vote in person if you attend the meeting.

If you vote by paper, please do the following: (1) sign and date the enclosed proxy card, (2) mark the boxes indicating how you wish to vote, and (3) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares "FOR" each of the director nominees set forth in this proxy statement and, in their discretion, on any other matter that properly comes before the meeting.

If you vote by telephone or over the Internet, you will find instructions on the enclosed proxy card that you should follow. There may be costs associated with telephonic or electronic access, such as usage charges from Internet access providers and telephone companies that must be paid by the stockholder.

If you hold your inTEST shares through a broker, bank or other nominee: you will receive a voting instruction card directly from your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. You may also be able to vote by telephone or via the Internet. Please refer to the instructions provided with your voting instruction card for information about voting in these ways.

If you hold your inTEST shares through a nominee and want to vote at the meeting: you must obtain a "legal proxy" from the nominee recordholder authorizing you to vote at the meeting.

Q:	What if I want to change my vote or revoke my proxy?
A:

A registered stockholder may change his or her vote or revoke his or her proxy at any time before the meeting by notifying our corporate secretary, Hugh T. Regan, Jr., in writing, that you revoke your proxy. You may then vote in person at the meeting or submit a new proxy card. You may contact our Transfer Agent, Computershare Investor Services, at (877) 282-1168 to get a new proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether they are received by Internet, telephone or paper. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	What is a quorum?
A:	The presence at the meeting (in person or by proxy) of a majority of the shares entitled to vote at the meeting constitutes a quorum. A quorum must be present in order to convene the meeting.

Q:	How will directors be elected?
A:	A plurality of the votes cast at the meeting is required for the election of directors.

Q:	If I hold shares in a brokerage account, what is the effect if I fail to give voting instructions to the broker?
A:

Generally, brokers have discretionary authority to vote shares on matters that are deemed routine. The election of directors at this meeting is considered a routine matter. Therefore, brokers will have discretion to vote on the proposal without instructions from you, so if you fail to give instructions to your broker, your shares will be voted "FOR" each of the nominees for director, unless your broker refrains from exercising its discretion.

Q:	What is the effect if I abstain or withhold my vote?
A:	Withheld votes will have no effect on the outcome of the election of directors.

Q:	Do the directors and officers of inTEST have an interest in the outcome of the matters to be voted on?
A:

Our directors and officers will not receive any special benefit as a result of the outcome of the matter to be voted on, except that our non-employee directors will receive compensation for such service as described elsewhere in this proxy statement under the heading "Director Compensation."

Q:	How many shares do the directors and officers of inTEST beneficially own, and how do they plan to vote their shares?
A:

Directors and executive officers, who, as of April 16, 2008, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following April 16, 2008) of approximately 23% of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the election of the six nominees for director set forth in this proxy statement.

Q:	Who will count the votes?
A:	Our Transfer Agent will count the votes cast by proxy. The Assistant Secretary of inTEST will count the votes cast in person at the meeting and will serve as the Inspector of Election.

Q:	Who can attend the meeting?
A:	All stockholders are invited to attend the meeting.

Q:	Are there any expenses associated with collecting the stockholder votes?
A:

We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes from stockholders at this time; however, if we determine that such action would be appropriate or necessary, we would pay the cost of such service. Officers and other employees of inTEST may solicit proxies in person or by telephone but will receive no special compensation for doing so.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 16, 2008 (except where otherwise noted) by:

  each of our Named Executive Officers (as that term is defined later in this proxy statement under the heading "Executive Compensation");
  each of our directors;
  all directors and executive officers as a group; and
  each stockholder known by inTEST to own beneficially more than 5% of our common stock.

Percentage ownership in the following table is based on 9,527,206 shares of common stock outstanding as of April 16, 2008. We have determined beneficial ownership in the table in accordance with the rules of the Securities and Exchange Commission ("SEC"). In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of common stock subject to options held by such person or group of persons that are currently exercisable, or will become exercisable by June 15, 2008 ("Option Shares"), are deemed to be beneficially owned by such person and outstanding for the calculation of such person's percentage ownership. However, we have not deemed these shares to be outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes following the table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder.
Name of Beneficial Owner	Shares Beneficially Owned as of April 16, 2008(1)	Percent of Class (Approx.)
Directors and Named Executive Officers:
Stuart F. Daniels, Ph.D. (2)	42,682	*
James J. Greed, Jr. (3)	26,000	*
Thomas J. Reilly, Jr. (4)	26,000	*
James W. Schwartz, Esq. (5)	26,000	*
Alyn R. Holt (6)(7)	1,492,556	15.7%
Robert E. Matthiessen (8)	226,019	2.3%
Hugh T. Regan, Jr. (9)	46,100	*
Daniel J. Graham (10)	201,947	2.1%
James Pelrin (11)	52,322	*
Dale E. Christman (12)	53,500	*
All directors and executive officers as a group (10 individuals) (13)	2,193,126	22.5%

Five-Percent Stockholders:
Rutabaga Capital Management (14)	1,715,705	18.0%
Wasatch Advisors, Inc. (15)	934,677	9.8%
FMR Corp. (16)	909,300	9.5%
Wellington Management Company, LLP and Wellington Trust Company, NA (17)	647,157	6.8%
___________________________________ * Denotes less than one percent of class.
(1)

Includes unvested shares of restricted stock. Until such shares are vested, the beneficial owner does not have investment power over the restricted shares. Notwithstanding the future vesting of other rights of ownership, the beneficial owner presently has sole voting power over the unvested shares of the restricted stock. Shares of restricted stock that are included in this table are referred to in this proxy statement as either the "Restricted Shares (2004)" (which were granted on November 23, 2004), "Restricted Shares (2005)" (granted on May 6, 2005) or "Restricted Shares (2007)" (granted on March 6, 2007). Each of these grants of restricted stock provided for vesting in increments of 25% on each of the first four anniversaries of the grant date, subject to certain conditions, including, but not limited to, the continued employment by, or service to, the Corporation of the respective beneficial owner through each such vesting date, with full vesting upon death, disability or change of control.

(2)	Includes 10,000 Option Shares, 3,000 Restricted Shares (2004) and 7,500 Restricted Shares (2007).

(3)	Includes 10,000 Option Shares, 1,250 Restricted Shares (2004) and 7,500 Restricted Shares (2007).

(4)	Includes 10,000 Option Shares, 2,500 Restricted Shares (2005) and 7,500 Restricted Shares (2007).

(5)	Includes 1,000 shares owned by Mr. Schwartz's spouse, 10,000 Option Shares, 1,250 Restricted Shares (2004) and 7,500 Restricted Shares (2007).

(6)	The address of the stockholder is: c/o inTEST, 7 Esterbrook Lane, Cherry Hill, New Jersey 08003.

(7)

Includes 399,000 shares held by various trusts established by Mr. Holt for which Mr. Holt shares investment and voting power. Excludes 150,427 shares owned by Mr. Holt's spouse. Mr. Holt disclaims beneficial ownership of the shares owned by his spouse.

(8)

Excludes 61,618 shares owned by Mr. Matthiessen's spouse. Mr. Matthiessen disclaims beneficial ownership of the shares owned by his spouse. Includes 124,000 Option Shares, 8,750 Restricted Shares (2004) and 7,500 Restricted Shares (2007).

(9)	Includes 12,500 Option Shares, 5,000 Restricted Shares (2004) and 7,500 Restricted Shares (2007).

(10)

Excludes 129,000 shares owned by Mr. Graham's spouse and 11,000 shares held by custodian for the benefit of Mr. Graham's child. Mr. Graham disclaims beneficial ownership of the shares owned by his spouse and child. Includes 5,000 Restricted Shares (2004) and 6,750 Restricted Shares (2007).

(11)	Includes 18,000 Option Shares, 5,000 Restricted Shares (2004) and 6,750 Restricted Shares (2007), and, as of March 31, 2008, 10,685 shares in our 401(k) plan.

(12)	Includes 29,000 Option Shares, 5,000 Restricted Shares (2004) and 6,750 Restricted Shares (2007).

(13)	Includes 223,500 Option Shares, 34,250 Restricted Shares (2004), 2,500 Restricted Shares (2005) and 65,250 Restricted Shares (2007).

(14)

According to a Schedule 13G/A filed with the SEC on February 13, 2008, as of December 31, 2007, Rutabaga Capital Management, an investment advisor in accordance with Section 203 of the Investment Advisors Act of 1940, reported that it is the beneficial owner of 1,715,705 shares of inTEST common stock. The principal business office of Rutabaga Capital Management is located at 64 Broad Street, 3rd Floor, Boston, MA 02109.

(15)

According to a Schedule 13G/A filed with the SEC on February 14, 2008, as of December 31, 2007, Wasatch Advisors, Inc., an investment advisor in accordance with Section 203 of the Investment Advisors Act of 1940, reported that it is the beneficial owner of 934,677 shares of inTEST common stock. The principal business office of Wasatch Advisors, Inc. is located at 150 Social Hall Avenue, Salt Lake City, UT 84111.

(16)

According to a Schedule 13G filed with the SEC on February 14, 2006, as of December 31, 2005, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., reported that it is the beneficial owner of the 909,300 shares as a result of acting as investment adviser to Fidelity Low Priced Stock Fund, an investment company registered under Section 8 of the Investment Company Act of 1940 that owns the 909,300 shares. The address or principal business office of each of Fidelity Management & Research, FMR and Fidelity Low Priced Stock Fund is 82 Devonshire Street, Boston MA 02109. Edward C. Johnson 3d, Chairman of FMR, and Abigail P. Johnson, a director of FMR, and other members of the Edward C. Johnson 3d family and trusts for their benefit, through their ownership of voting common stock of FMR and the execution of a stockholders' voting agreement, may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Edward C. Johnson 3d, Fidelity Management & Research, FMR (through its control of Fidelity Management & Research) and Fidelity Low Priced Stock Fund each has sole power to dispose of the shares. Neither FMR nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned by Fidelity Low Priced Stock Fund, which power resides with, and is directed by, the Board of Trustees of Fidelity Low Priced Stock Fund.

(17)

According to Schedules 13G filed with the SEC on February 14, 2008 by Wellington Management Company, LLP and Wellington Trust Company, NA, as of December 31, 2007, Wellington Management Company, LLP, in its capacity as investment adviser, and Wellington Trust Company, NA, a subsidiary and client of Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own 647,157 shares which are owned of record by their clients. The principal business offices of Wellington Management Company, LLP and Wellington Trust Company, NA are located at 75 State Street, Boston, MA 02109.

ELECTION OF DIRECTORS

Our bylaws provide that our Board of Directors shall consist of not less than five directors, as determined by the Board of Directors, and that each director shall hold office until the next Annual Meeting of Stockholders and until a successor shall be duly elected and qualified, or until his earlier resignation, retirement or removal. The number of directors that presently constitute the entire Board is six.

Listed below are the six nominees for director. The persons designated as proxies in the accompanying proxy card intend to vote "FOR" each such nominee, unless a contrary instruction is indicated on the proxy card. If for any reason any such nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board of Directors, if any person is so nominated. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and all nominees have expressed their intention to serve the entire term for which election is sought.

The names of the persons nominated for election, each of whom presently serves as a director, are listed below, together with their ages and certain other information regarding the nominees.

Nominee	Age	Position
Alyn R. Holt	70	Executive Chairman
Robert E. Matthiessen	63	President, Chief Executive Officer and Director
Stuart F. Daniels, Ph.D.	67	Director
James J. Greed, Jr.	69	Director
James W. Schwartz, Esq.	73	Director
Thomas J. Reilly, Jr.	68	Director

Biographical and Other Information Regarding inTEST's Directors

Alyn R. Holt is a co-founder of inTEST Corporation and has served as our Chairman (renamed Executive Chairman in October 2007) since our inception in September 1981. Mr. Holt also served as our Chief Executive Officer from September 1981 to August 1998.

Robert E. Matthiessen has served as our Chief Executive Officer since August 1998 and our President since February 1997. Mr. Matthiessen also served as our Chief Operating Officer from December 1997 to August 1998. Prior to that, Mr. Matthiessen served as our Executive Vice President after joining us in October 1984. Mr. Matthiessen has served as a director since February 1997.

Stuart F. Daniels, Ph.D. is a co-founder of inTEST Corporation and served as our Vice President and a director in 1982. Dr. Daniels was reappointed as a director in April 1997. In March 1996, Dr. Daniels founded The Daniels Group, which is engaged in technology assessment, protection and commercialization consulting. From 1980 to December 1995, Dr. Daniels held several management positions with Siemens Corporation and its subsidiaries.

James J. Greed, Jr. has served as a director since our acquisition of Temptronic in March 2000. From April 1991 to December 1999, Mr. Greed was President of VLSI Standards, Inc., a leading supplier of calibration standards to the semiconductor and related industries. Following his retirement from VLSI, Mr. Greed founded Foothill Technology, a consulting firm, and has served as its Principal since its inception. From July 1992 through December 1999, Mr. Greed also served on the board of directors of Semiconductor Equipment and Materials International ("SEMI"), an international trade association, serving as chairman for the 1996-1997 term and chairman of its International Standards Committee since 1994.

James W. Schwartz, Esq. has served as a director since April 2004. Mr. Schwartz was a Partner of Saul Ewing LLP, the Company's law firm, from September 1968 until December 2003, where he served as legal counsel to various corporations, partnerships, other entities and individuals. From January 2004 through December 2004, Mr. Schwartz continued with Saul Ewing as Special Counsel. Since January 2005, Mr. Schwartz has been Of Counsel to Saul Ewing.

Thomas J. Reilly, Jr. has served as a director since May 2005. From 1976 to 1996, Mr. Reilly was as an audit partner at Arthur Andersen LLP where he was involved in the audits of public and private companies. Mr. Reilly also serves on the board of directors of Astea International Inc., a publicly traded company that develops, markets and supports service management software solutions.

Our Board of Directors has determined that each of the current directors meet the independence requirements of Nasdaq Marketplace Rule 4200 ("Rule 4200"), with the exception of Mr. Holt, who serves as our Executive Chairman, and Mr. Matthiessen, who serves as our Chief Executive Officer. In making the foregoing determination with respect to our non-employee directors, the Board did not identify any matters, transactions, relationships or arrangements that needed to be considered in determining independence of these directors, except that the Board considered the role of Mr. Schwartz as Of Counsel to Saul Ewing LLP, a law firm that provides us with legal services.

Recommendation

The Board of Directors recommends a vote "FOR" the election of each of the nominees to the Board of Directors named above.

CORPORATE GOVERNANCE

Committees of the Board of Directors

Our Board of Directors has five standing Committees: an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Intellectual Property Committee. Copies of the charters of each of these committees are posted on our website: www.intest.com.

The Executive Committee is appointed by the Board of Directors to exercise all powers and authority of the Board of Directors in the management of our business and affairs during intervals between meetings of the Board of Directors, and to provide oversight of, and make recommendations to, the Board of Directors regarding corporate initiatives and strategies. During 2007, the Committee consisted of Alyn R. Holt, Chairman, Robert E. Matthiessen, Stuart F. Daniels, and James W. Schwartz. The Committee held three meetings during 2007.

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to our financial management and controls. The Committee's primary oversight responsibilities relate to the integrity of our accounting and financial reporting processes, audits of our financial statements, and systems of internal control over financial reporting and accounting matters, and the independence, qualifications, retention, and performance of our independent registered public accounting firm. During 2007, the members of the Committee included Thomas J. Reilly, Chairman, Stuart F. Daniels, James J. Greed and James W. Schwartz. The Board of Directors has determined that Mr. Reilly meets the criteria of an "audit committee financial expert" as that term is defined in Item 401 of Regulation S-K. The Board of Directors has also determined that each of the members of the Committee is independent within the meaning of Rule 4200. The Committee held eight meetings during 2007.

The Compensation Committee is appointed by the Board of Directors to review, evaluate, and make recommendations to the Board of Directors regarding the compensation and benefit programs of our executive officers and to administer our equity based compensation plans. During 2007, the members of the Committee included Stuart F. Daniels, Chairman, James J. Greed, James W. Schwartz, Thomas J. Reilly, and Alyn R. Holt (through March 2007 when he resigned from the Committee). Prior to Mr. Holt's resignation, the Committee was not comprised solely of independent directors. Thus, the recommendation of a majority of the independent directors of the Board (all of whom served on the Committee) was required before Board approval of any Committee recommendation regarding compensation of executive officers. Following Mr. Holt's resignation, the Committee has been comprised solely of independent directors. The Committee held four meetings during 2007.

The Nominating and Corporate Governance Committee is appointed by the Board of Directors to select and recommend to the Board the director nominees to be presented for election at future annual meetings of stockholders and to review and assess our corporate governance procedures. During 2007, the members of the Committee included James J. Greed, Chairman, Stuart F. Daniels, James W. Schwartz and Thomas J. Reilly. The Board of Directors has determined that each of the members of the Committee is independent within the meaning of Rule 4200. See "Nominating Procedures" for information regarding the process for identifying and evaluating nominees, procedures for stockholder nominations and director qualifications. The Committee held three meetings during 2007.

The Intellectual Property Committee is appointed by the Board of Directors to review, evaluate and make recommendations to the Board regarding the development, protection, and acquisition of intellectual property that is or may be used in our business. During 2007, the members of the Committee included Stuart F. Daniels, Chairman, Alyn R. Holt and Robert E. Matthiessen. Daniel J. Graham and certain other members of our management team serve as non-voting members of the Committee. The Committee held four meetings in 2007.

Meetings

During the year ended December 31, 2007, the Board of Directors held a total of nine meetings. Each of our directors attended at least 75% of the aggregate number of meetings of the Board and meetings of any committee of which he was a member, which were held during the time in which he was a director or a committee member, as applicable.

All members of the Board of Directors are encouraged, but not required, to attend our annual meetings of stockholders. Five of our directors attended the 2007 Annual Meeting held on June 13, 2007.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate directly with the Board of Directors, or with a particular director, may send a letter addressed to our Secretary at 7 Esterbrook Lane, Cherry Hill, NJ 08003. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder Board Communication" or "Stockholder Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the directors, or director, specified on the envelope, or if none, to the Chairman of the Board of Directors.

Compensation Procedures

The Compensation Committee was comprised solely of independent directors subsequent to the resignation of Mr. Holt from the Committee in March 2007. Prior to Mr. Holt's resignation from the Committee, all compensation decisions were recommended to the Board of Directors for approval by the Compensation Committee and a majority of the independent directors. Under Delaware state law, the Committee has the authority to delegate any or all of its powers and authority to one or more subcommittees, each subcommittee to consist of one or more members of the Committee. No such delegation of authority to a subcommittee has occurred.

The process of considering and determining compensation for executive officers and directors is initiated by a review of the individual contributions and performance of each executive officer. Our Executive Chairman is responsible for preparing the evaluation of the President and Chief Executive Officer and for submitting that evaluation to the Committee with his recommendation for the compensation of the President and Chief Executive Officer. The President and Chief Executive Officer is responsible for evaluating the Chief Financial Officer and each of the General Managers of our Product Segments and for presenting his evaluations of these officers to the Compensation Committee with his recommendations for compensation.. The Executive Chairman's compensation is determined by the Committee based upon its assessment of the performance of the Executive Chairman and the Chief Executive Officer's overall recommendations regarding executive compensation.

Management periodically obtains survey data of comparably situated companies from Economic Research Institute ("ERI") to guide it in its compensation recommendations. The specific parameters defined for ERI are job description, company revenue size, company SIC code and geographic location. Based upon these inputs, ERI supplies base salaries, incentive and total compensation information for comparable job descriptions. Where comparable job descriptions do not exist, further analysis is necessary to determine appropriate comparable compensation parameters. Thus, because it is our policy to have both an Executive Chairman and a President and Chief Executive Officer, the starting point for our consideration of the compensation for these two positions is determined by combining the ERI data for the position of "Outside Chairman" and the position of "President and Chief Executive Officer" and adjusting for the additional activities and responsibilities of our Executive Chairman.

Changes to director compensation are periodically considered by the Committee and recommended to the Board of Directors for approval. Such changes may be proposed by any director. Any change in the compensation of any director or any group of directors is approved by a majority of non-interested directors, and, if such recommendation applies to the compensation of all directors, by a majority of the independent directors in addition to a majority of the directors then in office. Information regarding director compensation at comparable companies is also obtained periodically from ERI.

Nominating Procedures

Generally, in order to identify and evaluate director nominees, our Nominating and Corporate Governance Committee assesses the qualifications, expertise, performance and willingness to serve of each current director. If as a result of such assessment, or at any other time during the year, the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, a search will be initiated utilizing appropriate staff support, input from other directors, senior management, and outside contacts, consideration of nominees previously submitted by stockholders, and, if deemed necessary or appropriate, retention of a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will be identified and reviewed by the Committee and the Board. The candidates will be prioritized and a determination made as to whether a member of the Committee, another director or member of senior management has a relationship with the preferred candidate and can initiate contacts. If not, contact may be initiated by a search firm. The Chairman and one or more members of the Committee or the Board will interview the prospective candidate. Evaluations and recommendations of the interviewers will be shared with the Committee for final evaluation. The Committee will then meet to consider such recommendations and to determine which candidate (or candidates) it will recommend to the Board for approval. The Committee will evaluate all nominees for director, including nominees recommended by a stockholder, on the same basis.

Each of the nominees for director included in this proxy statement were recommended for re-election by the Committee (which is comprised solely of independent directors) and approved by the Board of Directors, including the Executive Chairman and the Chief Executive Officer.

We will consider director candidates recommended by our stockholders. Pursuant to policies adopted by the Board of Directors, recommendations with regard to nominees for election to the Board of Directors at future annual meetings of stockholders may be submitted in writing, received by the Secretary of inTEST at least 60 days prior to the date on which inTEST first mailed its proxy materials for the prior year's annual meeting of stockholders, or, if inTEST did not have an annual meeting of stockholders in the prior year, 90 days prior to the date of the Annual Meeting. Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of common stock of inTEST which are beneficially owned by each such nominee, (iv) the qualifications of such nominee for service on the Board of Directors, (v) the name and residence address of the proposing stockholder(s), and (vi) the number of shares of common stock owned by the proposing stockholder(s).

Director candidates must meet certain minimum qualifications, including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Nominating and Corporate Governance Committee may consider a variety of other qualities and skills, including (i) expertise in finance, economics, technology or markets related to the business in which inTEST and its subsidiaries may engage, (ii) the ability to exercise independent decision-making, (iii) the absence of conflicts of interest, (iv) diversity of experience, and (v) the ability to work effectively with other directors in collectively serving the long-term interests of all stockholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and inTEST's charter and bylaws.

EXECUTIVE OFFICERS OF inTEST

Our executive officers and their ages are as follows:
Name	Age	Position
Alyn R. Holt	70	Executive Chairman
Robert E. Matthiessen	63	President, Chief Executive Officer and Director
Hugh T. Regan, Jr.	48	Treasurer, Chief Financial Officer and Secretary
Daniel J. Graham	62	Senior Vice President, and General Manager-Manipulator & Docking Hardware Product Segment
James Pelrin	56	Vice President and General Manager-Temperature Management Product Segment
Dale E. Christman	57	Vice President and General Manager-Tester Interface Product Segment

Biographical and Other Information Regarding the Executive Officers of inTEST

Executive officers are appointed by the Board of Directors. Each executive officer is appointed to serve until the first meeting of the Board of Directors after the Annual Meeting of Stockholders next succeeding his election and until his successor is elected and qualified.

Alyn R. Holt. See "Election of Directors."

Robert E. Matthiessen. See "Election of Directors."

Hugh T. Regan, Jr. has served as our Treasurer and Chief Financial Officer since joining us in April 1996 and has served as Secretary since December 1999. From 1985 to April 1996, Mr. Regan served in various financial capacities for Value Property Trust, a publicly traded real estate investment trust, including Vice President of Finance from 1989 to September 1995 and Chief Financial Officer from September 1995 until April 1996.

Daniel J. Graham has served as our Senior Vice President since August 2006 and as General Manager - Manipulator and Docking Hardware Product Segment since November 2004. Prior to that, Mr. Graham served as our Chief Technology Officer from April 2004 to November 2004, our Executive Vice President from October 2001 to November 2004 and as our Senior Vice President from June 1998 until October 2001. Mr. Graham served as our Vice Chairman from October 1998 to July 2005. Mr. Graham is a co-founder of inTEST Corporation and served as a director from June 1988 through July 2005.

James Pelrin has served as our Vice President since August 2006 and as General Manager - Temperature Management Product Segment since November 2004. Prior to that, Mr. Pelrin served as the General Manager of our subsidiary, Temptronic Corporation, since joining us in October 2001. From July 1999 to June 2001, Mr. Pelrin served as Vice President and General Manager of Accusonic Technologies, Inc., a privately held company that designs and manufactures hydro-acoustic measurement systems.

Dale E. Christman has served as our Vice President since August 2006 and as General Manager - Tester Interface Product Segment since November 2004. Prior to that, Mr. Christman served as General Manager of our subsidiary, inTEST Silicon Valley Corporation, since joining us in March 2001. From November 1997 to March 2001, Mr. Christman served as President of ICOS Vision Systems, Inc., the United States wholly-owned subsidiary of ICOS Vision Systems Corporation NV, a Belgian public company that develops and supplies inspection equipment primarily in the back-end semiconductor and electronics assembly markets.

EXECUTIVE COMPENSATION

Overview of Executive Compensation Program

The Compensation Committee is committed to the general principle that executive compensation should be commensurate with our performance and the performance of the individual executive officer. The primary objectives of our executive compensation program are to:

  attract and retain executive officers who demonstrate the leadership and management skills necessary to drive our long-term success;
  reward the achievement of our business goals and individual contributions toward achievement of those goals; and
  provide compensation opportunities linked to our performance and the interests of our stockholders.

Decisions regarding our executive compensation program reflect the individual contributions and performance of each executive officer as well as our overall business goals and strategies, the business cycle of our industry and prior cost-containment initiatives and adjustments. In addition, our executive compensation program has been developed with reference to the executive compensation practices of comparable companies in our industry to ensure that the total compensation opportunity provided to our executives is competitive with the market in which we compete for executive talent. Underlying our executive compensation program, particularly, in the case of executive officers who have price-setting authority, is the philosophy that the interests of our stockholders are best served by a program that includes a significant incentive or variable component based on our performance. In allocating total compensation between fixed pay, such as base salary and benefits, and variable pay for these executive officers, our general policy has been to structure compensation so that the portion achievable through variable pay represents approximately one third of the executive's total compensation opportunity.

The primary elements of our executive compensation include fixed base salary and benefits, variable performance compensation, stock-awards and change in control payments. The following sections set forth certain information with respect to the compensation we paid, or recognized as an expense in accordance with Statement of Financial Accounting Standard No. 123R, "Share-Based Payment," to our Chief Executive Officer and all of our other executive officers who were serving as such at December 31, 2007. These officers are referred to as our "Named Executive Officers."

Summary Compensation Table
For the Fiscal Year Ended December 31, 2007
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(A)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Robert E. Matthiessen President, Chief Executive Officer and Director	2007 2006	$317,242 300,160	$ 500 500	(1) (1)	$50,542 42,000	$18,559 65,015	(2) (3)	$ 4,750 4,750	(4) (4)	$391,593 412,425

James Pelrin VP and GM Temperature Management Product Segment	2007 2006	$194,272 185,000	-- --		$31,687 24,000	$37,119 32,183	(5) (6)	$21,271 18,534	(7) (7)	$284,349 259,717

Alyn R. Holt Executive Chairman	2007 2006	$275,600 250,690	$ 500 500	(1) (1)	--	-- --		$ 4,750 4,750	(4) (4)	$280,850 255,940

Hugh T. Regan, Jr. Treasurer, Chief Financial Officer and Secretary	2007 2006	$187,018 187,018	$12,200 52,512	(8) (8)	$32,542 24,000	-- --		$15,540 4,750	(9) (4)	$247,300 268,280

Daniel J. Graham Sr. VP and GM Manipulator & Docking Hardware Product Segment	2007 2006	$205,712 194,635	$ 500 500	(1) (1)	$31,687 24,000	$ - 43,156	(10)	$ 8,706 4,750	(11) (4)	$246,605 267,041

Dale E. Christman VP and GM Tester Interface Product Segment	2007 2006	$176,000 174,984	$ 500 500	(1) (1)	$31,687 24,000	-- --		$14,904 4,425	(12) (4)	$223,091 203,909

_______________________
(A)

Represents the compensation expense recognized in our financial statements (i) for fiscal year 2007, with respect to the Restricted Shares (2004) and Restricted Shares (2007), and (ii) for fiscal year 2006, with respect to the Restricted Shares (2004). The assumptions used in determining such values in accordance with FAS No. 123(R) are discussed in Note 14 of the Notes to our 2007 Consolidated Financial Statements filed with our Form 10-K for 2007.

(1)	Represents an annual holiday bonus.

(2)	Paid in March 2008 and consists of 1.0% of consolidated pre-tax profits plus 1.0% of each product segment's pre-tax profits.

(3)	Paid in March 2007 and consists of 1.0% of consolidated pre-tax profits plus 0.5% of each product segment's pre-tax profits.

(4)	Consists of matching contributions to 401(k) Plan Account.

(5)	Paid in March 2008 and consists of 2.0% of pre-tax profits of the Temperature Management product segment.

(6)	Paid in March 2007 and consists of 1.5% of pre-tax profits of the Temperature Management product segment.

(7)

Consists of $2,375 and $2,375 for matching contributions to Mr. Pelrin's 401(k) Plan Account, $16,526 and $14,025 profit sharing contributions, and $2,370 and $2,134 for unused sick days in 2007 and 2006, respectively.

(8)	Consists of a discretionary bonus of $11,700 and $52,012 and an annual holiday bonus of $500 and $500 in 2007 and 2006, respectively.

(9)	Consists of $4,750 matching contributions to Mr. Regan's 401(k) Plan Account and $10,790 for unused paid time off days.

(10)	Paid in March 2007 and consists of 1.5% of pre-tax profits of the Manipulator and Docking Hardware product segment.

(11)	Consists of $4,750 matching contributions to Mr. Graham's 401(k) Plan Account and $3,956 for unused paid time off days.

(12)	Consists of $4,750 matching contributions to Mr. Christman's 401(k) Plan Account and $10,154 for unused paid time off days.

Employment Agreements. We have not entered into any employment agreements with our Named Executive Officers. However, as discussed in the "Potential Payments Upon Termination Following a Change of Control" section presented on the following page, we have entered into agreements with Messrs. Matthiessen and Regan which provide for the payment of certain benefits in the event of termination of employment following a change in control.

Variable Compensation. Variable compensation for 2007 was determined for each of our executive officers, other than our Chief Financial Officer and Executive Chairman, under a pre-established formula tied to our pre-tax profitability as follows:

  President and Chief Executive Officer - For 2007, our President and Chief Executive Officer earned a cash incentive payment equal to 1% of our overall, consolidated pre-tax profits plus 1% of the pre-tax profit of each of our three product segments.
  General Managers of Product Segments - For 2007, each of the General Managers of our three product segments were eligible for a cash payment equal to 2% of the pre-tax profit for the product segment he manages.

The amounts of annual variable compensation earned by our Named Executive Officers, other than our Chief Financial Officer and Executive Chairman, for 2007 is set forth in the Summary Compensation Table under the column "Non-Equity Incentive Plan Compensation."

In lieu of formula-based variable compensation, our Chief Financial Officer was eligible for a discretionary bonus, subject to the recommendation of the Chief Executive Officer and approval of the Compensation Committee. The amount of discretionary bonus awarded to our Chief Financial Officer for 2007 is included in the Summary Compensation Table under the "Bonus" column.

Incentive compensation is not provided to our Executive Chairman who is one of our significant stockholders.

Grants of Stock-Based Awards. During 2007, we granted restricted stock awards to our Named Executive Officers as follows: Matthiessen: 10,000 shares; Regan: 10,000 shares; Graham: 9,000 shares; Christman: 9,000 shares; and Pelrin: 9,000 shares. These restricted stock awards will vest in 25% increments on each of the first four anniversaries of the date of grant. Vesting of restricted stock awards is also accelerated in the event of the executive officer's death or disability or in the event of a change of control.

Retirement Benefits. Our executive officers are provided retirement benefits under the same tax-qualified 401(k) plan provided to other employees working in the same product segment as the officer. In the case of our Named Executive Officers other than Mr. Pelrin, this 401(k) plan allows participants to make contributions from their own salary on a pre-tax basis and provides an employer matching contribution not to exceed $4,750 a year. Mr. Pelrin participates in the 401(k) plan provided to employees in the Temperature Management Product Segment which limits employer matching contribution to $2,375 and provides an employer profit sharing contribution, allocated to eligible participants on a pro rata basis based on compensation. The amount of employer contributions made to our 401(k) plans for our Named Executive Officers for 2006 and 2007 are included in the column entitled "All Other Compensation" in the Summary Compensation Table. We do not provide any other retirement benefits to our executive officers.

Outstanding Equity Awards at Fiscal Year-End
For the Fiscal Year Ended December 31, 2007
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested($)(3)
Robert E. Matthiessen	124,000	--	$3.04	2/23/2013	8,750(1)	$20,563
					10,000(2)	23,500

James Pelrin	18,000	--	$2.99	10/22/2011	5,000(1)	$11,750
					9,000(2)	21,150

Alyn R. Holt	--	--	--	--	--	--

Hugh T. Regan, Jr.	12,500	--	$3.04	2/23/2013	5,000(1)	$11,750
					10,000(2)	23,500

Daniel J. Graham	--	--	--	--	5,000(1)	$11,750
					9,000(2)	21,150

Dale E. Christman	20,000	--	$6.75	3/27/2011	5,000(1)	$11,750
	9,000	--	4.00	7/22/2012	9,000(2)	21,150
(1)	Represents the unvested portion of restricted stock that was granted on November 23, 2004. These unvested shares will vest on November 23, 2008.
(2)

Represents the unvested portion of restricted stock that was granted on March 6, 2007. Twenty-five percent of these unvested shares vested on March 6, 2008; the remainder will vest in equal portions on March 6, 2009, 2010 and 2011.

(3)	Based on the closing share price on December 31, 2007 of $2.35.

Potential Payments Upon Termination Following a Change in Control. We have Change of Control Agreements with Messrs. Matthiessen and Regan. These Change of Control Agreements provide for the payment of certain benefits upon the executive's termination of employment by us without Cause or by the executive for Good Reason within two years following a Change of Control. These benefits consist of the continuation of the executive's base salary and fringe benefits for the one year period following the termination of his employment and, in the case of Mr. Matthiessen, payment of the variable performance based compensation that he would have earned for such one year period, and, in the case of Mr. Regan, payment of an amount calculated to approximate the discretionary bonus that he would otherwise have received for such one year period.

Under the Change of Control Agreements, a Change of Control occurs in the event of our dissolution or liquidation;
  the sale of substantially all of our assets, except to a stockholder who as of the date of the Change of Control Agreements owned 20% or more of our stock (a "Related Person");
  our merger or consolidation with another company unless our stockholders own stock in that company in the same proportion that they own stock in us prior to the transaction;
  any person or entity other than a Related Person obtains the voting control of 40% or more of our stock; or
  our directors and those persons our directors may nominate to become our directors, cease to comprise a majority of our Board members.

Under the Change of Control Agreements, a termination for "Cause" means the executive's termination by us because of an act of fraud upon the Company, his willful refusal to perform the duties assigned to him by the Board or his conviction for any crime involving dishonesty or breach of trust or for any crime that is a felony or of moral turpitude.

A termination for "Good Cause" under the Change of Control Agreements means the executive's voluntary termination because of a material adverse change in his status, responsibilities or benefits; a failure to be nominated or elected to his current officer position; an assignment of duties inconsistent with his current officer position; a reduction in salary or variable performance based compensation; or a requirement to relocate more than thirty miles from his current office.

The benefits payable under the Change of Control Agreements are subject to the release of any claims that Messrs. Matthiessen and Regan may have against us pursuant to the agreements as we may request. Fringe benefits will be reduced or eliminated to the extent that comparable benefits are received from another source. Furthermore, the benefits will be reduced to the extent that the payments would not be deductible by us (in whole or in part) under Section 280G of the Internal Revenue Code.

Also, in the event of a Change of Control, all equity awards issued to our executive officers become 100% vested. For purposes of equity awards under the inTEST Corporation 2007 Stock Plan, the definition of Change in Control is the same as defined above. For purposes of the Amended and Restated inTEST Corporation 1997 Stock Plan (equity awards issued prior to March 31, 2007), a Change of Control occurs in the event of:

  our dissolution or liquidation;
  the sale of substantially all of our assets,
  our merger or consolidation with another company unless our stockholders own stock in that company in the same proportion that they own stock in us prior to the transaction; or
  any person or entity other than a Related Person obtains the voting control of 50% or more of our stock.

DIRECTOR COMPENSATION

The following table sets forth the compensation earned, paid or recognized as compensation expense under FAS 123(R) with respect to the members of our Board of Directors, who are not Named Executive Officers, for the year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(A)	Option Awards ($)	All Other Compensation ($)	Total ($)
Stuart F. Daniels, Ph.D.	$125,000(1)	$22,942(2)	(2)	--	$147,942
James J. Greed, Jr.	$ 35,000(3)	$14,542(4)	(4)	--	$ 49,542
Thomas J. Reilly, Jr.	$ 40,000(5)	$12,604(6)	(6)	--	$ 52,604
James W. Schwartz, Esq.	$ 40,000(7)	$14,542(8)	(8)	--	$ 54,542

(A)

Represents the compensation expense recognized in our financial statements for fiscal year 2007 in accordance with FAS 123(R) with respect to shares of restricted stock awarded to our Directors in 2004, 2005 and 2007. The assumptions used in determining such values are discussed in Note 14 of the Notes to our 2007 Consolidated Financial Statements filed with our Form 10-K for 2007.

(1)

Consists of $25,000 annual retainer, $15,000 for service on the Executive Committee, $10,000 for service as Chair of the Compensation Committee, and $75,000 for service as Chair of the Intellectual Property Committee.

(2)	As of December 31, 2007, Dr. Daniels held 3,000 Restricted Shares (2004), 10,000 Restricted Shares (2007) and 10,000 outstanding options that were fully vested and exercisable.

(3)	Consists of $25,000 annual retainer and $10,000 for service as Chairman of the Nominating and Corporate Governance Committee.

(4)	As of December 31, 2007, Mr. Greed held 1,250 Restricted Shares (2004), 10,000 Restricted Shares (2007) and 10,000 outstanding options that were fully vested and exercisable.

(5)	Consists of $25,000 annual retainer and $15,000 for service as Chair of the Audit Committee.

(6)	As of December 31, 2007, Mr. Reilly held 2,500 Restricted Shares (2005), 10,000 Restricted Shares (2007) and 10,000 outstanding options that were fully vested and exercisable.

(7)	Consists of $25,000 annual retainer and $15,000 for service on the Executive Committee.

(8)	As of December 31, 2007, Mr. Schwartz held 1,250 Restricted Shares (2004), 10,000 Restricted Shares (2007) and 10,000 outstanding options that were fully vested and exercisable.

We currently pay non-employee directors an annual retainer of $25,000. The non-employee members of the Executive Committee are paid an additional annual fee of $15,000. The chairmen of the committees of the Board are paid an additional annual fee as follows: the Chairman of the Audit Committee is paid an additional annual fee of $15,000; the Chairman of the Compensation Committee is paid an additional annual fee of $10,000; the Chairman of the IP Committee is paid an additional annual fee of $75,000; and the Chairman of the Nominating and Corporate Governance Committee is paid an additional annual fee of $10,000. In addition, we reimburse non-employee directors' travel expenses and other costs associated with attending Board or committee meetings. We do not pay additional cash compensation to our officers for their service as directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been our independent registered public accounting firm ("IRPA Firm") since our incorporation in 1981. KPMG LLP audited our consolidated financial statements for the year ended December 31, 2007. A representative of KPMG LLP is expected to be present at the annual meeting. The representative will be given an opportunity to make a statement if desired and will be available to respond to appropriate questions by stockholders.

The Audit Committee is in the process of soliciting proposals from KPMG LLP and other PCAOB-approved IRPA Firms for the audit of our financial statements for the year ending December 31, 2008, but has not yet completed its evaluation with respect to such appointment.

The following table sets forth the aggregate fees billed by KPMG LLP as described below:
Fee Category:	2007	2006
Audit Fees	$367,903	$343,035
Audit-Related Fees	-	-
Tax Fees	3,977	-
All Other Fees	-	-

Total Fees	$371,880	$343,035

Audit Fees: Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements for 2007 and 2006, respectively, that are included in quarterly reports during those years and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

Audit-Related Fees: Consists of fees billed in each of 2007 and 2006 for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services would include accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees: Consists of fees billed in each of 2007 and 2006 for tax related services including advice, preparation of returns and other tax services related to federal, state and international taxes.

All Other Fees: Consists of fees billed in each of 2007 and 2006 for all services other than those reported above.

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee's policy is to pre-approve all audit and non-audit services provided by KPMG LLP. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of KPMG LLP for such services. The Audit Committee has also delegated authority to Mr. Reilly, the Chairman of the Audit Committee, and if Mr. Reilly is unavailable, to any other Audit Committee member, to pre-approve permitted services. Any such pre-approval must be reported to the Audit Committee at its next meeting. The Audit Committee did not approve any services pursuant to the de minimis exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X during 2007.

Audit Committee Report

The Committee operates pursuant to a written charter adopted by our Board of Directors, which is available on our website: www.intest.com.

The Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2007 with management. The Committee has discussed the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication With Audit Committees" with KPMG LLP, our independent registered public accounting firm ("IRPA Firm") for the year ended December 31, 2007. The Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the IRPA Firm's independence from us and our subsidiaries) and has discussed with KPMG LLP their independence from us and our related entities.

Based on the review and discussions referenced above, the Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007.

Audit Committee:
Thomas J. Reilly, Jr., Chairman
James J. Greed, Jr.
James W. Schwartz, Esq.
Stuart F. Daniels, Ph.D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that, during 2007, all Section 16(a) filing requirements applicable to these officers, directors and greater than ten-percent beneficial owners were timely met.

STOCKHOLDER PROPOSALS

Stockholders intending to submit proposals to be included in our proxy statement for our Annual Meeting of Stockholders to be held in 2009 must send their proposals to Hugh T. Regan, Jr., Secretary (at 7 Esterbrook Lane, Cherry Hill, New Jersey 08003), not later than January 9, 2009. These proposals must relate to matters appropriate for stockholder action and be consistent with regulations of the Securities and Exchange Commission relating to stockholders' proposals in order to be considered for inclusion in our proxy statement relating to that meeting.

Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2009 and not intending to have such proposals included in our next proxy statement must send their proposals to Hugh T. Regan, Jr., Secretary (at the address given above) not later than March 25, 2009. If notification of a stockholder proposal is not received by such date, management's proxies may vote, in their discretion, any and all of the proxies received in that solicitation.

ANNUAL REPORT

Our Annual Report to Stockholders (which includes our consolidated financial statements for the year ended December 31, 2007), accompanies this proxy statement. The Annual Report to Stockholders does not constitute a part of the proxy solicitation materials.

By Order of the Board of Directors,

Hugh T. Regan, Jr.
Secretary

April 29, 2008

APPENDIX A
PROXY CARD

Proxy - inTEST Corporation

ANNUAL MEETING OF STOCKHOLDERS
JUNE 11, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF inTEST CORPORATION

The undersigned, revoking any contrary proxy previously given, hereby appoints Robert E. Matthiessen and Hugh T. Regan, Jr. (the "Proxies"), and each of them, jointly and severally, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the Annual Meeting of Stockholders of inTEST Corporation to be held June 11, 2008, and at any postponement or adjournment of the Annual Meeting of Stockholders, and to vote, as designated on the reverse side of this proxy card, all shares of Common Stock of inTEST Corporation held of record by the undersigned on April 16, 2008, with all the powers and authority the undersigned would possess if personally present. The undersigned confers discretionary authority by this proxy as to matters which may properly come before the Annual Meeting, or any postponement or adjournment thereof, including matters which are not timely made known to inTEST Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE SIX NOMINEES TO SERVE AS DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OF THIS PROXY CARD. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE SIX NOMINEES TO SERVE AS DIRECTORS.

The undersigned hereby acknowledges receipt of the proxy statement relating to the foregoing proposal.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE, UNLESS VOTING BY TELEPHONE OR INTERNET.

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day 7 days a week!
Instead of mailing this proxy card, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by
12:00 a.m., Eastern Time, on June 11, 2008.

Vote by Internet
Log on to the Internet and go to www.investorvote.com/INTT Follow the setups outlined on the secured website.
Vote by telephone
  Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call
  Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. Election of Directors - The Board of Directors recommends a vote FOR all the nominees listed.
1. Nominees.
		For	Withhold			For	Withhold			For	Withhold
01	Alyn R. Holt	[ ]	[ ]	02	Robert E. Matthiessen	[ ]	[ ]	03	Stuart F. Daniels, Ph.D.	[ ]	[ ]
04	James J. Greed, Jr.	[ ]	[ ]	05	James W. Schwartz, Esq.	[ ]	[ ]	06	Thomas J. Reilly, Jr.	[ ]	[ ]

B. Non-Voting Items
Change of Address - Please print new address below	Comments - Please print your comments below
________________________________________	________________________________________

C. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below
Please sign exactly as the name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian,, please give full title.
Date (mm/dd/yyyy)	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box
/ /	______________________________________	_____________________________________